Exhibit 10.53

EXCHANGE AGREEMENT
This EXCHANGE AGREEMENT (this "Agreement") is made and entered into effective as of the 6th day of January, 2020, by and between GUIDED THERAPEUTICS, INC., a Delaware corporation (the "Company") and the undersigned creditor of the Company (the "Creditor").
WHEREAS, the Company has entered into certain agreements with investors for a recapitalization of the Company in which the Company will receive at least $2,000,000 in cash (the "Financing") and, as part of the Financing, the Company will file a registration statement on Form S-l (the "S-l") to register the offering and sale of certain of its securities with the U.S. Securities and Exchange Commission (the "SEC");
WHEREAS, in connection with the Financing, the Company desires to eliminate or satisfy certain obligations to third parties;
WHEREAS, the Creditor has performed legal services for the Company and the Company currently owes the Creditor an aggregate of $1,744,767.62 for such services (collectively, the "Obligation");
WHEREAS, in satisfaction in full of the Obligation, the Creditor is willing to accept a cash payment and certain promissory notes of the Company (such transaction, the "Exchange");
WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"); and
WHEREAS, the Company and the Creditor desire to enter into this Agreement to evidence and set forth the terms of the Exchange;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree and certify as follows:
I. Recitals. The parties hereto acknowledge and agree that the foregoing recitals are true and accurate and constitute part of this Agreement to the same extent as if contained in the body hereof.
2. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 2:
"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
"Closing Date" means any date, chosen by the Company at its discretion, that is on or prior to the date that the S-I is declared effective by the SEC, and shall be evidenced by delivery in full by the Company to the Creditor of the consideration described in Section 3.
"Liens" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

3. Exchange and Satisfaction. On the Closing Date, subject to delivery in full of the following consideration, the Obligation shall be surrendered by the Creditor in its entirety:
(I) a cash payment, wired to the Creditor (to an account specified in writing by the Creditor), of $175,000 (the "Cash Payment");
(2) an unsecured promissory note, in substantially the form set forth on Exhibit A hereto, in the principal amount of $550,000, due 13 months from the date of issuance, that may be called by the Company at any time prior to maturity upon a payment of $150,000 to the Creditor (such note, the "13-Month Note"); and
(3) an unsecured promissory note, in substantially the form set forth on Exhibit B hereto, in the principal amount of $444,767.62, bearing an annualized interest rate of 6% and due in four equal annual installments beginning on the second anniversary of date of issuance (the "Five- Year Note" and, with the 13-Month Note, the "Notes").

4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Creditor:
(a) Authorization: Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Notes and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Notes by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection herewith or therewith. This Agreement and the Notes have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Issuance of the Notes. The Notes are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

5. Representations and Warranties of the Creditor. The Creditor hereby represents and warrants as of the date hereof and as of the issuance of the Notes to the Company as follows (unless as of a specific date therein):
(a) Own Account. The Creditor understands that the Notes are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Notes for its own account and not with a view to or for distributing or reselling such Notes or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Notes in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Notes in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Creditor's right to sell the Notes pursuant to a registration statement under the Securities Act or otherwise in compliance with applicable federal and state securities laws).
(b) Experience of Creditor. The Creditor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Notes, and has so evaluated the merits and risks of such investment. The Creditor is able to bear the economic risk of an investment in the Notes and, at the present time, is able to afford a complete loss of such investment.

Release. Upon the Exchange and the delivery the Cash Payment and the Notes to the Creditor, the Creditor shall have no further rights or interest in, and shall not receive any further consideration, payment or distribution of any kind with respect to, the Obligation. In such regard, the Creditor hereby waives, relinquishes, remises and releases all rights, claims, interests or liabilities, known and unknown, of any nature whatsoever in law or equity which the Creditor may previously have had or may now or hereafter have as against or to receive from the Company arising out of, resulting from or relating to the Obligation or any rights or interest of the Creditor with respect thereto. The foregoing has no effect on the Company's obligations under this Agreement or the Notes, nor the Creditor's rights hereunder or thereunder. Transfer Restrictions. The Notes may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Notes other than pursuant to an effective registration statement or Rule 144 under the Securities Act, to the Company or to an Affiliate of the Creditor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement. The Creditor agrees to the imprinting of a legend on the Notes in the following form:
THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMlSSION OR THE SECURITIES COMMlSSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAlLABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITY.
1.
Further Assurances. The Creditor shall hereafter, without further consideration, execute and deliver promptly to the Company such further consents, waivers, assignments, endorsements and other documents and instruments, and to take all such further actions, as the Company may from time to time reasonably request with respect to the exchange and satisfaction of the Obligation.
2.
No Attorney-Client Relationship. The Company acknowledges that the Creditor is not the Company's lawyer and is not providing, and has not provided since the date last indicated on its invoices to the Company, legal representation to the Company, and neither this Agreement, the Notes, nor the negotiation hereof or thereof, is intended to be legal representation in any manner by the Creditor to the Company.
3.
No Construction Against Drafter. Each party has participated in negotiating and drafting this Agreement, so if an ambiguity or a question of intent or interpretation arises, this Agreement is to be construed as if the parties had drafted it jointly, as opposed to being construed against a party because it was responsible for drafting one or more provisions of this Agreement.

11 . Successors and Assigns. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
12. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals by signing this Agreement as of the day and year first above written.

[Signatures on Following Page]

Company: GUIDED THERAPEUTICS, INC.
/s/ Gene S. Cartwright
Name: Gene S. Cartwright
Title: CEO

Creditor: JONES DAY

    ______________________

Exhibit A
Form of 13-Month Note

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITY.

PROMISSORY NOTE